SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 30, 2006

                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of Incorporation)

                    0-6508                    13-3458955
           (Commission File Number) (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)

Item 2.02 Results of Operations and Financial Conditions

      On January 30, 2006, IEC Electronics Corp. issued a press release announcing its financial results for the fiscal quarter and year ended December 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report. On January 30, 2006, IEC Electronics Corp. posted on its website certain supplemental financial data for the fiscal quarter and year ended December 30, 2005. A copy of that information is furnished as Exhibit 99.2 to this report.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

      Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to IEC Electronics Corp.'s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at IEC Electronics Corp.'s Internet address is not part of this report.

Item 5.02 Corporate Governance and Management

      On January 27, 2006, the Company announced the appointment of Jerold L. Zimmerman to the Board of Directors

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1        Press  Release  issued by IEC  Electronics  Corp.  dated January 27,
            2006.

99.2 Supplemental financial data posted on the website of IEC electronics Corp. (www.iec-electronics.com) on January 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IEC Electronics Corp.
                                        ---------------------
                                        (Registrant)



Date:  January 30, 2006                 By:/s/ W. Barry Gilbert
                                        ----------------------
                                        W. Barry Gilbert
                                        Chairman, Chief Executive Officer

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